UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:

April 8, 2005

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On April 4, 2005, Mattel, Inc. (“Mattel”) entered into letter agreements with its named executive officers concerning the Mattel, Inc. 2005 Supplemental Executive Retirement Plan (the “New SERP”). The letter agreements concern the officers’ eligibility for enhanced “Part B Benefits” under the New SERP. The letter agreements are also intended to clarify the applicability to the New SERP of various terms in the named executive officers’ employment agreements relating to supplemental retirement plans.

As disclosed in a Form 8-K filed on March 18, 2005, pursuant to actions taken by the Compensation Committee of Mattel’s Board of Directors on March 16, 2005, Mattel adopted the New SERP effective as of January 1, 2005. At the time the New SERP was adopted, Mattel had an existing supplemental executive retirement plan called the Mattel, Inc. Amended and Restated Supplemental Retirement Plan (the “Prior SERP”), which was adopted in 1996.

In order to be eligible for enhanced “Part B Benefits” under the New SERP, each named executive officer must waive his right to benefits under the Prior SERP.

Mattel’s named executive officers have employment agreements that contain provisions relating to supplemental retirement plans. In adopting the New SERP, it was Mattel’s general intention that the provisions in the employment agreements, which applied to the Prior SERP, would also apply to the New SERP. In certain instances, Mattel and the named executive officers wished to clarify details as to how particular provisions of the employment agreements would apply to the New SERP. In addition, some of the provisions of the employment agreements that were relevant in the context of the Prior SERP were no longer relevant in the context of the New SERP, and thus were no longer needed. The letter agreements contain provisions addressing these issues.

The letter agreements between Mattel and its named executive officers relating to the New SERP are filed herewith as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, and the above description of the letter agreements is qualified in its entirety by reference to such documents.

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Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None

(b)	Pro forma financial information: None

(c)	Exhibits:

Incorporated by Reference
Exhibit No.		Exhibit Description	Form	File No.	Exhibit(s)	Filing Date
99.1	*	Letter agreement between Mattel and Robert A. Eckert entered into on April 4, 2005 regarding the Mattel, Inc. 2005 Supplemental Executive Retirement Plan

99.2	*	Letter agreement between Mattel and Matthew C. Bousquette entered into on April 4, 2005 regarding the Mattel, Inc. 2005 Supplemental Executive Retirement Plan

99.3	*	Letter agreement between Mattel and Thomas A. Debrowski entered into on April 4, 2005 regarding the Mattel, Inc. 2005 Supplemental Executive Retirement Plan

99.4	*	Letter agreement between Mattel and Kevin M. Farr entered into on April 4, 2005 regarding the Mattel, Inc. 2005 Supplemental Executive Retirement Plan

99.5	*	Letter agreement between Mattel and Neil B. Friedman entered into on April 4, 2005 regarding the Mattel, Inc. 2005 Supplemental Executive Retirement Plan

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Robert Normile
Robert Normile
Senior Vice President, General Counsel and Secretary

Dated: April 8, 2005

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